SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant    [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to §240.14a-12

Granum Series Trust
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GRANUM VALUE FUND
a series of Granum Series Trust
126 East 56th Street
Twenty-Fifth Floor
New York, NY 10022

                                                                                May 12, 2004

Dear Granum Value Fund Shareholder:

    On behalf of the Board of Trustees of Granum Series Trust (the "Trust"), it is my pleasure to invite you to attend the upcoming special meeting (the "Special Meeting") of Shareholders of the Granum Value Fund (the "Fund"). The meeting will be held on June 14, 2004, at 11:00 a.m. Eastern time, at the offices of the Trust, 126 East 56th Street, 25th Floor, New York, New York 10022. Enclosed is a proxy statement that describes the proposal that will be acted upon at the meeting and solicits your vote in favor of this proposal.

    At the meeting, shareholders of the Fund will vote on the election of three nominees to serve as trustees of the Trust.

    The proposal is described in the attached Notice of Special Meeting and Proxy Statement. We recommend that you read these materials carefully.

          YOUR VOTE IS IMPORTANT!

    Please vote by completing, signing and returning the enclosed proxy ballot to us immediately. Or if you choose, you may vote by telephone or by the Internet. Your prompt response will help avoid the cost of additional mailings or telephone calls. If you have any questions, please call your Customer Service Representative at 1-888-5-GRANUM (547-2686), Monday through Friday, from 9:00 a.m. to 5:00 p.m., Central time.

    If you attend the meeting and wish to vote in person, you may revoke your proxy at that time.

    Thank you for your attention to this matter and for your continuing investment in the Fund.

Lewis M. Eisenberg Co-Chairman	Walter F. Harrison, III Co-Chairman

GRANUM VALUE FUND
a series of Granum Series Trust
126 East 56th Street
Twenty-Fifth Floor
New York, NY 10022
1-888-5-GRANUM (547-2686)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 14, 2004

To Granum Value Fund Shareholders:

    Notice is hereby given that the special meeting (the "Special Meeting" or "Meeting") of Shareholders of Granum Value Fund (the "Fund"), a series of Granum Series Trust (the "Trust") will be held at the offices of the Trust, 126 East 56th Street, 25th Floor, New York, New York 10022, on June 14, 2004, at 11:00 a.m., Eastern time, for the following purposes:

        1.   To elect three nominees to serve as trustees of the Trust; and

        2.   To transact any other business that may properly come before the Special Meeting and any adjournments.

    The proposal is discussed in greater detail in the attached Proxy Statement. The Board of Trustees has fixed April 29, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments.

                                            By Order of the Board of Trustees

                                                  Jonas B. Siegel
                                                  Secretary

May 12, 2004

Your vote is important. Please return your proxy card promptly. Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete, sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope. This is important to ensure a quorum at the Meeting. Shareholders also may submit their proxies by telephone or by the Internet as shown on their proxy cards. Proxies may be revoked at any time before they are exercised by submitting to the Fund a written notice of revocation or a subsequently dated proxy ballot or by attending the Meeting and voting in person.

GRANUM VALUE FUND
a series of Granum Series Trust
126 East 56th Street
Twenty-Fifth Floor
New York, NY 10022
1-888-5-GRANUM (547-2686)

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 14, 2004

    This Proxy Statement is being sent to you in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Granum Series Trust (the "Trust") for use at the special meeting (the "Special Meeting" or "Meeting") of Shareholders of Granum Value Fund (the "Fund"), a series of the Trust, to be held on June 14, 2004, at 11:00 a.m., Eastern time, at the offices of the Trust, 126 East 56th Street, 25th Floor, New York, New York 10022, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

    Soliciting Proxies.  In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Granum Capital Management, L.L.C., the Fund's investment adviser (the "Adviser"), or other representatives of the Trust, may solicit proxies by telephone or in person. The costs of proxy solicitation and the expenses incurred in connection with preparing and mailing this Proxy Statement and its enclosures will be paid by the Trust. This Proxy Statement is first being mailed to shareholders on or about May 12, 2004.

    Voting the Proxy.  If the accompanying proxy ballot is properly signed and returned in time for the Meeting, your shares will be voted in accordance with your instructions on all matters that may properly come before the Meeting. You may submit the proxy: (1) by mail, by marking, signing, dating, and returning the enclosed proxy ballot in the enclosed postage-paid envelope; (2) by phone at the number shown on the proxy card; or (3) by Internet as shown on the proxy card. If you do not otherwise specify, the proxy will be voted FOR each of the nominees for election as trustees. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting in person or by submitting a letter of revocation or a later-dated proxy to the Trust prior to the date of the Meeting.

    Quorum.  Under the By-Laws of the Trust, a quorum at the Meeting is constituted by the presence in person or by proxy of the holders of 40% or more of the outstanding shares of the Trust entitled to vote. If a proxy card is properly signed, but returned unmarked, the shares represented by that proxy will be considered to be present at the Meeting for purposes of determining the existence of a quorum. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated in the same manner as abstentions. Broker non-votes will not, however, be counted as voting on any matter at the Meeting, except that in the event any proposal is presented at the Meeting that requires the affirmative vote of the Fund's outstanding shares for approval (which is not currently anticipated), a broker non-vote will have the effect of a vote against the proposal.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to elect each of the trustees are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any proposal prior to such adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of a majority of the shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote in favor of adjournment all shares that they are entitled to vote FOR the election of the trustees and will vote against adjournment all shares they are instructed to WITHHOLD on any nominee.

Record Date. The Board of Trustees has fixed April 29, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. On the record date, there were 4,891,672.866 shares of the Fund outstanding and entitled to vote. Each share of the Trust (and fractional share) is entitled to one vote (or proportionate fraction thereof) on each matter as to which the holder of such share is entitled to vote.

Reports to Shareholders. The Trust's most recent annual report to shareholders is available upon request, without charge, by writing the Trust, c/o U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, or by calling the Trust at 1-888-5-GRANUM (547-2686). An additional copy may be obtained without charge on the Trust's website at www.granumfunds.com.

    PROPOSAL: TO ELECT THREE NOMINEES TO SERVE AS TRUSTEES OF THE TRUST

    At the Meeting, shareholders are being asked to elect three nominees to serve as trustees of the Trust. The nominees are Mr. Joseph J. Plumeri, Mr. Harry P. Kamen and Mr. Paul J. McDonald. Mr. Plumeri does not presently serve as a trustee of the Trust. Mr. Kamen and Mr. McDonald were each elected by the Board on December 8, 2003 and March 8, 2004, respectively, to fill vacancies on the Board. However, they have not been elected by the Trust's shareholders. If elected, each nominee would serve as a trustee that is not an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust (an "Independent Trustee"). The Board has called this Meeting to elect Mr. Plumeri because the 1940 Act permits a Board to fill a vacancy without an election by shareholders only under circumstances where at least two-thirds of the Board (after the vacancy is filled) was already elected by shareholders. If Mr. Plumeri was added without an election by shareholders, only 4 out of 7 trustees (less than two-thirds) would have been elected by shareholders. Accordingly, the Board has nominated him for election at this Meeting.

    At the time Mr. Kamen and Mr. McDonald were each appointed to the Board, more than two-thirds of the trustees were elected by the shareholders of the Fund. Therefore, their election by shareholders was not required at that time. However, the 1940 Act requires that trustees who have not been elected by shareholders stand for election at the next meeting of shareholders called to elect trustees.

    The enclosed proxy card will be voted in favor of the election of each nominee, unless such authority is withheld in the proxy card. The nominees have each consented to stand for election and to serve if elected. If elected, each nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If a nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such replacement nominee as may be proposed by the Board of Trustees. The Board of Trustees recommends that shareholders vote in favor of the election of each of the nominees listed below.

    Information about the Nominees and the Other Trustees

    The following tables set forth certain information concerning the nominees for election and the other trustees who are not standing for election. The first table provides information with respect to the nominees. The second table provides information with respect to the Independent Trustees and the interested trustees who are continuing in office but are not standing for election. Unless otherwise noted, the nominees and trustees have engaged in the principal occupations or employment listed in the following tables for more than five years, but not necessarily in the same capacity.

Nominees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past FiveYears	# of Portfolios in Fund Complex Overseen byTrustee	Other Directorships Held byTrustee
Joseph J. Plumeri (60) 126 East 56th Street New York, NY 10022	N/A	N/A	Chairman and CEO, Willis Group; 2000 to present; Director, Commerce Bank Holdings, 2003 to present; Chairman and CEO, Primerica Financial Services (Citigroup Inc.), 1995 to 1999.	N/A	N/A
Harry P Kamen (70) 126 East 56th Street New York, NY 10022	Independent Trustee	Indefinite Term, Since 2003	Retired Chairman and CEO, MetLife, 1993 to 1998; Director, Banco Santander Central Hispanico 1994 to 2002; Director, Bethlehem Steel, 1993 to 2003; Director, Pfizer, Inc. 1996 to 2003; Director MetLife, 1992 to present; Board of Governors, National Association of Securities Dealers, 1998 to present; Director, BDC Financial, 2000 to present.	1	N/A
Paul J. Mc Donald (60) 2205 Boston Road, N-128 Wilbraham, MA 01095	Independent Trustee	Indefinite term, Since 2004	Retired Executive Vice President and CFO; Friendly Ice Cream Corporation, 1996 to 1999; Senior Vice President and CFO, Friendly Ice Cream Corporation, 1987 to 1996; Board Chair, Polytainers, Inc., LLC, 1999 to present; Trustee, CIGNA Mutual Funds, 1995 to present; Director, Peoples Bank Holding Company, 2002 to present; Special Adviser to the Board of Directors, Friendly Ice Cream Corporation, 2000 to present; Board President, Springfield Riverfront Development Corp., 2002 to present; Director, Western Mass Electric, 2000 to 2002; Director, Bank Boston, 1995 to 1999.	1	N/A

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past FiveYears	# of Portfolios in Fund Complex Overseen byTrustee	Other Directorships Held byTrustee
Edwin M. Cooperman (60) 126 East 56th Street New York, NY 10022	Independent Trustee	Indefinite term; Since 1998	Chairman of Tutortime Inc., 1997 to November 2001; Chairman, Edmarc Investments, May 1996 to present; Principal, TC Solutions Inc., July 1998 to present.	1	N/A
Thaddeus Seymour (75) 1350 College Point Winter Park, FL 32789	Independent Trustee	Indefinite term; Since 1998	Professor of English, Rollins College, Winter Park, Florida, 1978 to present.	1	N/A

Interested Trustees
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Lewis M. Eisenberg (61)* 126 East 56th Street 25th Floor New York, NY 10022	Co-Chairman of the Board and Trustee	Indefinite term; Since 1997	Co-Chairman of private investment adviser; Managing Member of Granum Capital Management, L.L.C. since January 27, 1997 and of Granum Securities, L.L.C. since March 7, 1997.	1	N/A
Walter F. Harrison, III (60)* 126 East 56th Street 25th Floor New York, NY 10022	Co-Chairman of the Board and Trustee	Indefinite term; Since 1997	Co-Chairman of private investment adviser; Managing Member of Granum Capital Management, L.L.C. since January 27, 1997 and of Granum Securities, L.L.C. since March 7, 1997.	1	N/A

*	The trustees indicated by an asterisk (*) are "interested persons" (as defined under the 1940 Act) of the Fund by virtue of, among other things, their affiliation with the Adviser.

Board Committees

    The Board of Trustees has three standing committees as described below:

          Audit Committee. The Audit Committee is responsible for advising the Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust. During the 2003 fiscal year, the Audit Committee held one meeting. The Audit Committee is comprised of all the Independent Trustees. The Board of Trustees has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A.

    Nominating Committee. The Nominating Committee, the principal purpose of which is to recommend and select nominees for election as trustees, is currently comprised of all of the Independent Trustees. The Nominating Committee was established effective as of May 4, 2004. It meets as necessary to consider nominees to fill vacancies on the Board. The Nominating Committee will consider nominees to serve as Independent Trustees that are recommended by any of the trustees or the Trust's management or shareholders as well as other sources. The Nominating Committee has adopted a charter, a copy of which is attached as Exhibit B.

    The Nominating Committee evaluates any recommended candidate and determines whether to nominate him/her for election. Trustees who are not Independent Trustees as well as the officers of the Trust are nominated and selected by the entire Board.

    In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee considers relevant factors which can include the nominee's character, judgment, business experience and business acumen, and the nominee's independence from the Adviser and other principal service providers. The Nominating Committee has no specific qualifying or disqualifying standards for nomination. In evaluating a candidate recommended by a shareholder, the Nominating Committee, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

    While the Nominating Committee would consider candidates recommended by shareholders to serve as a trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. Shareholders seeking to recommend the nomination of a person for election as a trustee should communicate the recommendation to the Nominating Committee in accordance with the procedures for shareholder communications set forth under "Shareholder Communication with Trustees." In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee would, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Board of Trustees or the Trust's management. The Nominating Committee may also retain a consultant to assist the Committee in a search for a qualified candidate.

    Valuation Committee. The Valuation Committee is principally responsible for determining the fair value of the Fund's illiquid and other holdings (when the Board of Trustees is not in session). The current members of the Valuation Committee are Edwin M. Cooperman, Harry P. Kamen, Thaddeus Seymour and Paul J. McDonald During the 2003 fiscal year, the Valuation Committee held no meetings.

    Each trustee attended at least 75% of the aggregate Board of Trustees and committee meetings of which he was a member during the 2003 fiscal year that were held during his tenure as trustee.

Board Interest in the Fund
    As of May 6, 2004, the trustees owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund ($1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $ 100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Lewis M. Eisenberg, Co-Chairman of the Board of Trustees	Over $100,000	Over $100,000
Walter Harrison, Co-Chairman of the Board of Trustees	Over $100,000	Over $100,000
Edwin M. Cooperman, Independent Trustee	Over $100,000	Over $100,000
Thaddeus Seymour, Independent Trustee	$1 -$10,000	$1 -$10,000
Harry P. Kamen, nominee and Independent Trustee	$10,001 -$50,000	$10,001 -$50,000
Paul J. McDonald, nominee and Independent Trustee	$1 -$10,000	$1 -$10,000
Joseph J. Plumeri, nominee

Independent Trustee Interest in Affiliates of the Fund

    Neither the Independent Trustees, nor members of their immediately family, own securities beneficially or of record in the Adviser, the Distributors (defined below) or any affiliate of the Adviser or Distributors. Accordingly, neither the Independent Trustees, nor members of their immediately family, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributors or any of their affiliates. Furthermore, during the two most recently completed calendar years, neither the Independent Trustees, nor members of their immediately family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Adviser, the Distributors or any affiliate of the Adviser or Distributors were a party.

Compensation

    Independent Trustees are each paid an annual retainer of $6,000 and receive an attendance fee of $1,000 for each meeting of the Board of Trustees they attend. Officers of the Trust, all of whom are members, officers or employees of the Adviser, the Administrator or their affiliates, receive no compensation from the Trust. Trustee compensation from the Trust for the 2003 fiscal year is set forth below.

Name of Person, Position	Aggregate Compensation fromFund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Trust Paid toTrustees
Edwin M. Cooperman, Trustee	$10,000	$0	$0	$10,000
Lewis M. Eisenberg, Co-Chairman of the Board of Trustees	$0	$0	$0	$0
Walter Harrison, Co-Chairman of the Board of Trustees	$0	$0	$0	$0
Thaddeus Seymour, Trustee	$10,000	$0	$0	$10,000
Harry P. Kamen Trustee	$0	$0	$0	$0
Paul J. McDonald Trustee	Not Applicable

    To be elected as a trustee, each nominee must receive the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

The Board of Trustees unanimously recommends that you vote for each of the three nominees

ADDITIONAL INFORMATION

The Adviser, Administrator and Distributors

    The Adviser is a Delaware limited liability company with offices at 126 East 56th Street, Twenty-fifth Floor, New York, New York 10022. It is controlled by its managing members, Messrs. Eisenberg and Harrison. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, (the "Administrator") provides various administrative and accounting services necessary for the operations of the Trust and the Fund. Shares of the Fund are distributed on a continuous basis at their current net asset value per share by Mercer Allied Company, L.P. and Granum Securities, L.L.C. (each a "Distributor" and together, the "Distributors"), which serve as co-distributors, and by selected securities dealers. The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act.

Information about Officers

    The executive officers of the Trust are listed below. Each officer is elected to serve until his or her successor is duly elected and qualified.

Officers

Name, Address and Age	Term of Office* and Length of Time Served	Position(s) Held with the Trust	Principal Occupation During Past Five Years
Jonas B. Siegel (60) 126 East 56th Street 25th Floor New York, NY 10022	Indefinite term; Since 1997	Vice President, Treasurer, Chief Financial Officer, and Secretary

Managing Director and Chief Administrative Officer of private investment adviser, January 1994 to present; Managing Director of Granum Capital Management, L.L.C. since January 27, 1996 and President of Granum Securities, L.L.C. since March 7, 1997.

Dana L. Armour (35)	Indefinite term,	Assistant Treasurer	Vice President, U.S. Bancorp Fund Services, LLC, June 1992 to present.
James J. Wrobbel (33)	Indefinite term,	Assistant Secretary	Compliance Officer, U.S. Bancorp Fund Services, LLC June 2001 to present.
 *  Although each of the officers of the Trust has indefinite terms of office, the Board of Trustees approves each officer as an officer of the Trust on an annual basis.

Control Persons

    As of January, 2004, there were no control persons or principal holders of the Fund. Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of the Fund's outstanding equity securities. As of January 2004, the trustees and officers of the Trust owned 1.42% of the outstanding shares of the Fund.

Shareholder Communication with Trustees

    Shareholders may communicate with the members of the Board of Trustees or a committee thereof as a group or individually. Any such communication should be sent to the Board or an individual trustee c/o Jonas Siegel, Secretary of the Trust at 126 East 56th Street, 25th Floor, New York, New York 10022. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Trust. The Trust does not have a policy requiring trustees to attend shareholder meetings. However, trustees are invited to such meetings and are encouraged to attend them. At least one member of the Board of Trustees is expected to attend the Meeting.

Independent Auditors

    PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 ("PWC"), are the independent accountants of the Trust and have served since the Fund's inception in 1997. The independent accountants are responsible for auditing the financial statements of the Fund. The selection of the independent accountants is approved annually by the Board of Trustees. The Board of Trustees, including each of the Independent Trustees, has unanimously selected the firm of PWC as the independent accountants of the Trust for the Trust's 2004 fiscal year. The independent accountants audit the annual financial statements of the Trust and provide other audit and tax-related services to the Trust. For services rendered to the Trust or its Adviser for the last two fiscal years from October 31, 2001 to October 31, 2003, PWC received the following aggregate fees, all of which were pre-approved by the Audit Committee.

    Audit Fees:  The aggregate fees billed by PWC for professional services rendered for the audit and review of the Trust's annual financial statements for the last two fiscal years ended October 31, 2002 and 2003 were $19,335 and $20,509, respectively.

    Audit Related Fees:  There were no aggregate fees billed by PWC for professional services rendered for the review of the Trust's statutory and regulatory filings for the last two fiscal years ended October 31, 2002 and 2003.

    Assurance Related Fees:  There were no aggregate fees billed by PWC for professional services rendered for assurance and related services to the Trust for the last two fiscal years ended October 31, 2002 and 2003.

    Tax Fees:  The aggregate fees billed by PWC for professional services rendered for tax return preparation and other tax-related services provided for the last two fiscal years ended October 31, 2002 and 2003 were $3,775 and $2,400, respectively.

    All Other Fees:  There were no aggregate fees billed by PWC for professional services rendered for products and services provided by PWC to the Trust (not related to the services described above) for the last two fiscal years ended October 31, 2002 and 2003.

    There were no aggregate non-audit fees billed by PWC to the Trust for the last two fiscal years ended October 31, 2002 and 2003.

    The Audit Committee has reviewed the nature and scope of the services to be provided (including non-audit services) and has considered whether the performance of non-audit services would affect PWC's independence. Representatives of PWC are encouraged to be present at the Meeting. In the event that representatives of PWC may not be present at the Meeting, they have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Committee Report

    At the meeting of the Audit Committee held on December 8, 2003 the Audit Committee reviewed and discussed the audited financial statements with management and PWC. The Audit Committee also discussed with PWC the matters required to be discussed by the Statement on Auditing Standards No. 61. (Communications with Audit Committee), including the auditors' judgments about the quality of the Trust's accounting principles as applied in its financial reporting.

    The Audit Committee received from PWC the written statements required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with PWC the matter of the firm's independence. Based on such reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's Annual Report to shareholders for the fiscal year ended October 31, 2003 for filing with the SEC.

    The Audit Committee also considered whether the provision of non-audit services by PWC to the Trust, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, was compatible with maintaining PWC's independence in performing audit services. PWC represented to the Trust that PWC and its members do not have any direct or indirect material financial interest in or connection with the Trust in any capacity other than as independent accountants.

    The current members of the Audit Committee are: Edwin M. Cooperman, Harry P. Kamen, Thaddeus Seymour and Paul J. McDonald.

Other Matters to Come Before the Meeting

    The trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If any other matters are properly brought before the Meeting, the persons named as proxies in the enclosed proxy card will vote all shares they are entitled to vote on such matters in accordance with their own best judgment.

Deadline for Shareholder Proposals

    The Trust does not hold annual meetings of shareholders. Any shareholder desiring to present a proposal for inclusion in the proxy statement for the next special meeting of shareholders should submit the proposal to the Trust within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                    By Order of the Board of Trustees

                           Jonas B. Siegel
                    Secretary
May 12, 2004

EXHIBIT A

GRANUM VALUE FUND
AUDIT COMMITTEE CHARTER

1. Composition. The Audit Committee (the ""Committee'') shall be composed entirely of Trustees who are not ""interested'' persons of Granum Value Fund, a series of Granum Series Trust (the ""Fund'') or the investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, as amended, to the Fund. The full Board of Trustees (the ""Board'') shall designate the members of the committee and shall either designate the Chairman or shall approve the manner of selection of the Chairman.

2. Oversight. The function of the Committee is oversight. Management* and the internal accounting staff are primarily responsible for the preparation of the Fund's financial statements and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and internal control, and the independent auditors are primarily responsible for considering such controls in connection with their financial statement audits. The independent auditors for the Fund are accountable to the Board of Trustees and the Committee. The Committee has the authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, as has the Board.

3. Specific Responsibilities and Powers. The Committee has the responsibility and power to:

(a) oversee the Fund's accounting and financial reporting processes and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(b) approve, and recommend to the Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor;

(c) pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Committee is informed of each service;

(d) pre-approve all non-audit services provided by the Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(e) attempt to identify, through reports from the auditor and discussions with management: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund;

(f) (i) ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Fund; and (ii) engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors;

* For purposes of this Charter, the term management means the appropriate officers of the Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors). Also, for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of the Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors).

(g) meet with the Fund's independent auditors and management, including private meetings, as appropriate, to: (i) review the form and substance of the Fund's financial statements and reports and to report the result of such meetings to the Board; (ii) review the arrangements for and the scope of the annual audit and any special audits or other special services; (iii) discuss any matters of concern arising in connection with audits of the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audits; (iv) consider the quality and adequacy of the internal accounting staff; (v) consider the independent auditors' comments with respect to the appropriateness and adequacy of the Fund's financial policies, procedures and internal accounting controls (including computer system controls and controls over the valuation process and the adequacy of the computer systems and technology used in the Fund's operations) and review management's responses thereto; (vi) review the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Û 380) requires discussion; and (vii) review with the independent auditors their opinions as to the fairness of the financial statements;

(h) consider the effect on the Fund of: (i) any changes in accounting principles or practices proposed by management or the independent auditors; (ii) any changes in service providers, such as fund accountants or administrators, that could impact the Fund's internal controls; or (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;

(i) review the fees charged by the independent auditors for audit and non-audit services; and

(j) report its activities to the Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

4. Subcommittees. The Committee may form and delegate authority to one or more subcommittees (which may consist of one or more Committee members), as it deems appropriate from time to time. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Committee at its next meeting.

5. Miscellaneous.

(a) the Committee shall meet at least twice annually, and is empowered to hold special meetings as circumstances require. The Committee shall record minutes of its meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information as it, in its sole discretion, considers appropriate. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

(b) the Committee shall be available at all times to meet with appropriate officers of the Fund, and with internal accounting staff for consultation on audit, accounting and related financial matters.

(c) the Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

The Committee shall have such further responsibilities as are given to it from time to time by the Board of Trustees. The Committee shall consult, on an ongoing basis, with management, the independent auditors and counsel as to legal or regulatory developments affecting its responsibilities.

Approved: May 11, 2004

EXHIBIT B

GRANUM VALUE FUND
NOMINATING COMMITTEE CHARTER

I. Membership

A. The Nominating Committee (""Committee'') of the Board of Trustees (the ""Board'') of Granum Value Fund (the ""Fund'') shall be composed solely of Trustees who are not ""interested persons'' of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the ""1940 Act''), and who are appointed by the Board from time to time.

B. The Committee shall appoint its Chairperson.

II. Purposes

A. The Committee shall oversee the composition of both the Board and the various committees of the Fund to ensure that competent and capable candidates fill these positions.

B. The Committee shall ensure that the selection of each Trustee is conducted in such a fashion so as to enhance the independence of disinterested trustees whose primary loyalty is to the investors of the Fund.

III. Responsibilities and Powers

A. The Committee reviews candidates for, and recommends nominations of independent trustees to the Board. The Committee may select candidates from a variety of sources, including management, other Board members, shareholders and third-party search forms. In carrying out this duty, the Committee shall:

1. evaluate the candidates' qualifications, including their character, judgment, business experience, and acumen, and their independence from the Fund's investment adviser and other principal service providers;

2. select persons who are ""independent'' in terms of both the letter and the spirit of the 1940 Act and any other applicable laws and regulations; and

3. consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with trustees or service providers.

B. The Committee reviews the composition of the Board, including its size and mix of skill sets, experience and background, and determine whether for any reason it may be appropriate to add new Trustees.

C. The Committee may review, as it deems necessary, and make recommendations with regard to the tenure of the Independent Trustees, including any term limits and/or mandatory retirement age.

D. The Committee shall be responsible for evaluating the performance of the Board and its committees in such manner and at such time as it deems necessary, with a view towards enhancing their effectiveness.

E. The Committee may review the membership of each committee established by the Board.

IV. Procedural Matters

A. The Committee shall meet as often as it deems necessary.

B. The Committee may review its operations periodically and recommend changes to this Charter to the Board as appropriate.

C. The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any third-party search firms' experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

D. All Committee determinations are subject to the approval of the Board, including a majority of the Independent Trustees.

    GRANUM VALUE FUND
a series of Granum Series Trust
  c/o PROXY TABULATOR
        P.O. BOX 9132
        HINGHAM, MA 02043-9132

3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.
2.	On the internet at www.proxyweb.com and follow the simple on-line instructions.
3.	Return this proxy card using the enclosed postage-paid envelope.

999 999 999 999 99

Please fold and detach card at perforation before mailing

GRANUM VALUE FUND
The undersigned shareholder(s) of Granum Value Fund (the "Fund"), a series of Granum Series Trust (the "Trust") hereby appoints Lewis M. Eisenberg and Walter F. Harrison, III jointly and severally, as proxies, with full power to appoint his substitute and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of the Fund, held of record by the undersigned on April 29, 2004 at the Special Meeting of Shareholders of the Fund to be held on June 14, 2004 and at any and all ajournments thereof, with all the powers of the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.
If this proxy is properly executed and received by the Secretary prior to the Meeting, the shares represented hereby will be voted in the manner directed herein.  If not otherwise specified, this proxy will be voted FOR ALL nominees for election as trustees.

DATE: ______________________

Please date and sign below as your name appears at left. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

Signature(s) and (Title(s), if applicable (Sign in the box)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCOLSED ENVELOPE

Please fold and detach card at perforation before mailing

Please fill in box(es) as shown using black or blue ink or number 2 pencil ☒
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL

1.	Proposal to elect three persons to serve as trustees of the Trust.	FOR ALL NOMINEES LISTED AT LEFT(except as marked to the contrary at left)	WITHHOLD AUTHORITY to vote for all nominees listed at left
(01) Mr. Joseph Plumeri
	(02) Mr. Harry P. Kamen	☐	☐
(03) Mr. Paul J. McDonald

(Instruction: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) on the line provided above.)

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any ajournment thereof.

PLEASE SIGN THE REVERSE SIDE